Exhibit 10.1

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of September 5, 2024 by and among (i) Compass Digital Acquisition Corp., a Cayman Islands exempted company (together with its successors, “Purchaser”), (ii) HCG Opportunity, LLC, a Delaware limited liability company, in the capacity as the Purchaser Representative (the “Purchaser Representative”) under the BCA (as defined below), and (iii) the undersigned shareholder (“Holder”) of the Company (as defined below). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the BCA.

WHEREAS, on or about the date hereof, (i) Purchaser, (ii) the Purchaser Representative, (iii) EEW Renewables Ltd, a company formed under the laws of England and Wales (the “Company”), (iv) the shareholders of the Company named therein (together with any transferees of Company Ordinary Shares prior to the Closing that either sign a joinder agreement to become a party thereto or that become a party thereto pursuant to the drag-along rights to be set forth in the Company’s organizational documents, the “Sellers”), and (v) E.E.W. Global Holding Limited, in the capacity as the Seller Representative thereunder, have entered into, and upon execution of a Incorporated Entity Joinder Agreement thereto, each of a to be formed Cayman Islands exempted company to be named “EEW Renewables Corp” (“Pubco”) and a to be formed Cayman Islands exempted company to be named “EEW Merger Sub” and a wholly owned subsidiary of Pubco (“Merger Sub”) will enter into, that certain Business Combination Agreement (as amended or supplemented from time to time in accordance with the terms thereof, the “BCA”), pursuant to which, among other matters, (a) Merger Sub will merge with and into Purchaser, with Purchaser continuing as the surviving entity (the “Merger”), as a result of which, (x) Purchaser shall become a wholly-owned subsidiary of Pubco, and (y) each issued and outstanding security of Purchaser immediately prior to the effective time of the Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the issuance to the holder thereof of a substantially equivalent Pubco security, and (b) Pubco shall acquire all of the issued and outstanding Company Ordinary Shares from the Sellers in exchange for Pubco Ordinary Shares (the “Share Exchange” and together with the Merger and the other transactions contemplated by the BCA, the “Transactions”), all upon the terms and subject to the conditions set forth in the BCA and in accordance with the provisions of applicable law;

WHEREAS, Holder is a party to the BCA and a holder of issued and outstanding equity capital of the Company; and

WHEREAS, pursuant to the BCA, and in view of the valuable consideration to be received by Holder thereunder, the parties desire to enter into this Agreement, pursuant to which all of the Pubco Ordinary Shares to be issued to Holder under the BCA, including any Earnout Shares issued after the Closing pursuant to Section 2.4 of the BCA (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) Holder hereby agrees not to, during the period (the “Lock-Up Period”) commencing from the Closing and ending on the earlier of (x) the date that is 180 days after the Closing and (y) the date after the Closing on which Pubco consummates a liquidation, merger, share exchange, reorganization or other similar transaction with an unaffiliated third party that results in all of Pubco’s shareholders having the right to exchange their equity holdings in Pubco for cash, securities or other property: (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii) or (iii), a “Transfer”).

(b) Notwithstanding the provisions set forth in Section 1(a), Transfers of the Restricted Securities that are held by the Holder (and that comply with this Section 1(b)) are permitted:

(i) in the case of the Holder or its permitted transferees, to any Affiliates of the Holders;

(ii) if the Holder is an entity, as a distribution to all of the shareholders, limited partners, members or other owners of similar equity interests of the Holder in accordance with the Holder’s organizational documents;

(iii) in the case of an individual, by gift to a member of the Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings), or to a trust, the beneficiary (or beneficiaries) of which is one or more members of the Holder’s immediate family, or to a charitable organization;

(iv) in the case of an individual, by virtue of the laws of descent and distribution upon death of the individual;

(v) in the case of an individual, pursuant to a qualified domestic relations order or in connection with a divorce settlement;

(vi) in connection with the exercise of any options, warrants or other convertible securities to purchase Pubco Ordinary Shares (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis) to the extent that any Pubco Ordinary Shares issued upon such exercise are Restricted Securities subject to Section 1(a) of this Agreement; or

(vii) in connection with any bona fide mortgage, pledge or encumbrance to a financial institution, as collateral or security in connection with any bona fide loan or debt transaction or enforcement thereunder; provided that during the Lock-Up Period such financial institution shall not be permitted to foreclose upon or otherwise take title to or ownership of such Restricted Securities that have been Transferred as collateral or security pursuant to this Section 1(b)(vii); or

(viii) in connection with a transfer pursuant to a bona fide third party tender offer, merger, consolidation, liquidation, share exchange or other similar transaction made to all holders of Pubco Ordinary Shares involving a change of control of Pubco or which results in all of the holders of Pubco Ordinary Shares having the right to exchange their Pubco Ordinary Shares for cash, securities or other property;

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provided, that in each of clauses (i) through (vii), unless the transferee is Pubco, the transferee must enter into a written agreement in substantially the same form of this Agreement, agreeing to be bound by the terms of this Agreement, including Section 1(a) hereof, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. If dividends are declared and payable on the Holder’s Restricted Securities in Pubco Ordinary Shares, such dividends will also be Restricted Securities subject to the terms of Section 1(a) of this Agreement.

(c) If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and Pubco shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Pubco may impose stop-transfer instructions with respect to the Restricted Securities of Holder (and any transferees and assigns thereof) until the end of the Lock-Up Period.

(d) During the Lock-Up Period, each certificate or book entry evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF SEPTEMBER 5, 2024, BY AND AMONG THE ISSUER OF SUCH SECURITIES PURSUANT TO A JOINDER THERETO (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(e) For the avoidance of any doubt, Holder shall retain all of its rights as a shareholder of Pubco with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities, but subject to the obligations under the BCA.

2. Miscellaneous.

(a) Effective Date; Termination of BCA. This Agreement shall be binding upon Holder upon Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, in the event that the BCA is terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void, and the parties shall not have any rights or obligations hereunder.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not be transferred or delegated by Holder at any time. Each of Pubco and Purchaser may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder. If the Purchaser Representative is replaced in accordance with the terms of the BCA, the replacement Purchaser Representative shall automatically become a party to this Agreement as if it were the original Purchaser Representative hereunder.

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(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Arbitration. Any and all disputes, controversies and claims (other than applications for a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 2(d) arising out of, related to, or in connection with the BCA or any agreements or documents ancillary thereto, including but not limited to this Agreement, or the transactions contemplated thereby (a “Dispute”) shall be governed by this Section 2(d). A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten Business Days of the notice of such Dispute being received by such other parties subject to such Dispute (the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within 60 days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to and finally resolved by arbitration pursuant to the then-existing Expedited Procedures (as defined in the AAA Procedures) of the Commercial Arbitration Rules (the “AAA Procedures”) of the AAA. Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five Business Days) after the submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute, which arbitrator shall be a commercial lawyer with substantial experience arbitrating disputes under acquisition agreements. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the State of Delaware. Time is of the essence. Each party subject to the Dispute shall submit a proposal for resolution of the Dispute to the arbitrator within 20 days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do (or to refrain from doing) anything consistent with this Agreement, the Ancillary Documents and applicable Law, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply with only one or the other of the proposals. The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in the State of Delaware. The language of the arbitration shall be English.

(e) Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict of laws principles thereof. Subject to Section 2(d), all Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in the State of Delaware (or in any appellate courts thereof) (the “Specified Courts”). Subject to Section 2(d), each party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 2(h). Nothing in this Section 2(e) shall affect the right of any party to serve legal process in any other manner permitted by applicable Law.

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(f) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(f). ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 2(f) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY OT THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(g) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

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(h) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Purchaser at or prior to the Closing, to:	with a copy (which will not constitute notice) to:

Compass Digital Acquisition Corp.	Ellenoff Grossman & Schole LLP
195 US HWY 50, Suite 309	1345 Avenue of the Americas, 11th Floor
Zephr Cove, NV 89448	New York, New York 10105, USA
Attn: Thomas D. Hennessy, CEO	Attn:	Matthew A. Gray, Esq.
Telephone No.: (310) 954-9665		Stuart Neuhauser, Esq.
Email: thennessy@hennessycapitalgroup.com	Telephone No.: (212) 370-1300
	Email:	mgray@egsllp.com;
sneuhauser@egsllp.com

If to Purchaser Representative, to:	with a copy (which will not constitute notice) to:

HCG Opportunity, LLC	Ellenoff Grossman & Schole LLP
195 US HWY 50, Suite 309	1345 Avenue of the Americas, 11th Floor
Zephr Cove, NV 89448	New York, New York 10105, USA
Attn: Thomas D. Hennessy	Attn:	Matthew A. Gray, Esq.
Telephone No.: (310) 954-9665		Stuart Neuhauser, Esq.
Email: thennessy@hennessycapitalgroup.com com	Telephone No.: (212) 370-1300
	Email:	mgray@egsllp.com;
sneuhauser@egsllp.com

If to Purchaser after the Closing or to Pubco upon its execution and delivery of the Lock-Up Joinder, to:		with a copy (which will not constitute notice) to:

EEW Renewables Corp		Seward & Kissel LLP
115 Park Street		One Battery Park Plaza
London, England, W1K 7AP		New York, NY 10004
Attn: Mr. Svante Kumlin, CEO		Attn: Keith Billotti, Esq.
Telephone No.: +33 670 67 11 61		Telephone No.: (212) 574-1274
Email: sk@eew.solar		Email: billotti@sewkis.com

and		and

the Purchaser Representative		Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105, USA
	Attn:	Matthew A. Gray, Esq.
Stuart Neuhauser, Esq.
Telephone No.: (212) 370-1300
	Email:	mgray@egsllp.com;
sneuhauser@egsllp.com

If to Holder, to: the address set forth below Holder’s name on the signature page to this Agreement, with a copy (which will not constitute notice) to, if not the party sending the notice, the Purchaser Representative (and its copies for notices hereunder).

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(i) Amendments and Waivers. This Agreement may not be amended or modified in any respect, except by a written agreement executed by Pubco, Purchaser, the Purchaser Representative and Holder (or their respective permitted successors or assigns). No waiver will be effective unless it is expressly set forth in a written instrument executed by the waiving party (and if such waiving party after the Closing is Pubco or Purchaser, the Purchaser Representative) and any such waiver will have no effect except in the specific instance in which it is given. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(j) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(k) Specific Performance. Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and Pubco, Purchaser and the Purchaser Representative will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, each of Purchaser, Pubco and the Purchaser Representative shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(l) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the BCA or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Purchaser, Pubco or the Purchaser Representative or any of the obligations of Holder under any other agreement between Holder and Purchaser, Pubco or the Purchaser Representative or any certificate or instrument executed by Holder in favor of Purchaser, Pubco or the Purchaser Representative, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Purchaser, Pubco or the Purchaser Representative or any of the obligations of Holder under this Agreement.

(m) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(n) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(o) Addition of Pubco as a Party. The parties hereby agree to add Pubco as a party to this Lock-Up Agreement upon Pubco’s execution and delivery to Purchaser, the Purchaser Representative and Holder of a joinder agreement in the form attached as Exhibit A hereto (a “Lock-Up Joinder”). Upon Pubco’s execution of this Lock-Up Agreement through the execution and delivery of the Lock-Up Joinder, Pubco agrees to be bound by and subject to all of the terms and conditions of this Lock-Up Agreement as the original “Pubco” party hereto. The rights and obligations of Pubco under this Lock-Up Agreement shall not be effective until the execution and delivery by Pubco of a Lock-Up Joinder. Without limiting the foregoing, notwithstanding anything to the contrary contained in this Lock-Up Agreement, in the event that prior to Pubco’s execution and delivery of a Lock-Up Joinder, a party seeks to take an action, omission, waiver or amendment that requires the consent, approval or agreement of Pubco under this Lock-Up Agreement, the consent, approval or agreement of Pubco shall not be required for purposes of this Lock-Up Agreement to take such action, omission, waiver or amendment.

{Remainder of Page Intentionally Left Blank; Signature Pages Follow}

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IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Purchaser:

Compass Digital Acquisition Corp.

By:
Name:
Title:

Purchaser Representative:

HCG Opportunity, LLC,
solely in the capacity as the Purchaser Representative under the BCA.

By:
Name:
Title:

{Additional Signature on the Following Page}

{Signature Page to Lock-Up Agreement}

IN WITNESS WHEREOF, in addition to the signatures set forth above or in counterpart documents, the party or parties below have executed this Lock-Up Agreement as of the date first written above.

Holder:

[__]

By:
Name:
Title:

Address for Notice:

Address:______________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

Telephone No.:_________________________________________________________________

Email: ________________________________________________________________________

{Signature Page to Lock-Up Agreement}